CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bread & Butter Fund, Inc. (the "Fund"), hereby certifies, to such officer's knowledge, that the Fund's Report on Form N-CSR for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:   February 28, 2006


/s/ James B. Potkul
-----------------------------
Name:   James B. Potkul
Title:  President